Exhibit 99.1

November 2011 Neil Warma President & CEO Opexa Therapeutics, Inc. A Revolution in Cell Therapy

Forward-Looking Statements This presentation contains forward-looking statements which are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements in this presentation do not constitute guarantees of future performance. Investors are cautioned that statements in this presentation which are not strictly historical statements, including, without limitation, statements regarding the Company’s clinical development plans for Tovaxin, constitute forward-looking statements. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated, including, without limitation, risks associated with the Company’s capital position, the ability of the Company to enter into and benefit from a partnering arrangement for the Company’s product candidate, Tovaxin, on reasonably satisfactory terms (if at all), and our dependence (if partnered) on the resources and abilities of any partner for the further development of Tovaxin, our ability to compete with larger, better financed pharmaceutical and biotechnology companies, new approaches to the treatment of our targeted diseases, our expectation of incurring continued losses, our uncertainty of developing a marketable product, our ability to raise additional capital to continue our treatment development program and to undertake and complete any further clinical studies for Tovaxin, the success of our clinical trials, the efficacy of Tovaxin for any particular indication, such as for relapsing remitting MS or secondary progressive MS, our ability to develop and commercialize products, our ability to obtain required regulatory approvals, our compliance with all Food and Drug Administration regulations, our ability to obtain, maintain and protect intellectual property rights (including for Tovaxin), the risk of litigation regarding our intellectual property rights, our limited manufacturing capabilities, our dependence on third-party manufacturers, our ability to hire and retain skilled personnel, our volatile stock price, and other risks detailed in our filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this presentation. We assume no obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any changes in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. You should, however, review additional disclosures we make in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed with the SEC.

Opexa Highlights Proprietary T-cell technology platform allows for the production of patient-specific T-cell therapies for a variety of autoimmune diseases Lead program, Tovaxin®, a personalized cellular immunotherapy for the first-line treatment of multiple sclerosis (MS) Promising efficacy and strong safety profile support late stage clinical trials in both Relapsing Remitting MS (RRMS) and Secondary Progressive MS (SPMS) Fast Track designation granted by FDA for Tovaxin for treatment of SPMS Service agreements with both the Blood Group Alliance and the American Red Cross to provide blood procurement services Strong intellectual property position In-house cGMP manufacturing enables close control of process and COGS Opexa owns 100% worldwide rights for all indications

Tovaxin in Multiple Sclerosis Current therapies do not provide adequate treatment for MS patients and are characterized by serious adverse events (SAEs) T-cell therapy as an alternative treatment for MS Personalized therapy for each individual MS patient, may provide strongest benefit/risk profile The Challenge in Treating Multiple Sclerosis is Finding a Safe and Effective Therapy

Current MS Treatment Paradigm INTERFERONS [BETASERON AVONEX REBIF] [COPAXONE] [TYSABRI] [GILENYA] BG-12 LAQUINIMOD LEMTRADA TERIFLUNOMIDE [NOVANTRONE]* *Limited use due to Black Box warning added to Novantrone’s prescribing information by the FDA in April 2005 Current Therapies have Significant Limitations in Treating MS Patients Current Therapies Over 1 million people affected by SPMS worldwide… …only ONE FDA approved product for SPMS RRMS SPMS TOVAXIN projected

About Tovaxin ADVANTAGES Efficacy: Data shows reduction in Annualized Relapse Rate (ARR), slowing disease progression Safety & Tolerability: No SAEs observed to date related to Tovaxin treatment Personalized Therapy: Specifically targets an individual's disease profile and progression (re-tested after one year to account for epitope drift)Improved Compliance: Five subcutaneous injections per year may provide significant compliance benefits to both patients and physicians

Tovaxin: A personalized autologous T-cell immunotherapy, consisting of attenuated, patient-specific myelin reactive T-cells (MRTCs) against peptides of the three primary myelin proteins Proposed Mechanism: Restores the function of the defective immune system, depletes MRTCs Status: Five clinical studies completed with Tovaxin in 356 patients, many with multiple years of treatment Tovaxin Manufacturing Expansion of antigen specific T-cells -Up to 6 T-cell lines (based on epitope profile) -Manufacture all five doses simultaneously -Full course of annual therapy from one blood draw Cryopreservation Formulation/ Irradiation of each dose as required Epitope profiling Administration: 5 subcutaneous injections/year Manufacturing and QC Dispensation 35 days Epitope Profiling 1 day 14 days - Red Cross - Blood Group Alliance

Patient XX Peptide 1 Peptide 2 Peptide 3 Peptide 4 Peptide 5 Peptide 6 Peptide 7 Peptide 8 Peptide 9 Peptide 10 Peptide 11 Peptide 104 Peptide 105 Peptide 106 Peptide 107 Peptide 108 Peptide 109 MBP MOG PLP Year 1 Personalized Treatment Asses epitope profile Conduct analysis of 109 peptides from all three key myelin proteins Epitopes Used in Tovaxin Formulation in Year 1 Proprietary Assay Enables Annual Personalized Treatments

Patient XX Peptide 1 Peptide 2 Peptide 3 Peptide 4 Peptide 5 Peptide 6  Peptide 7 Peptide 8 Peptide 9 Peptide 10 Peptide 11Peptide 104Peptide 105 Peptide 106 Peptide 107 Peptide 108 Peptide 109 MBP MOGPLP Proprietary Assay Enables Annual Personalized Treatment Re-assess epitope profile Identify epitope drift Develop new formulation based on evolved epitope profile Year 2 Personalized Treatment Epitopes Used in Tovaxin Formulation in Year 2

Patient XX Peptide 1 Peptide 2 Peptide 3 Peptide 4 Peptide 5 Peptide 6          Peptide 7 Peptide 8 Peptide 9 Peptide 10 Peptide 11 Peptide 104 Peptide 105 Peptide 106 Peptide 107 Peptide 108 Peptide 109 MBP MOG PLP Proprietary Assay Enables Annual Personalized Treatments Year 3 Personalized Treatment Re-assess epitope profile Identify epitope drift Develop new formulation based on evolved epitope profile Epitopes Used in Tovaxin Formulation in Year 3

Tovaxin RRMS Clinical Data Overview Completed Phase IIb clinical trial in 150 RRMS patients; 33 sites in U.S. mITT population (n=142) 37% reduction in ARR vs. placebo ARR 0.214 vs. 0.339 77% relapse free in Tovaxin group Superior safety and promising efficacy demonstrated Two End-of-Phase II meetings with FDA successfully completed

Tovaxin RRMS Prospective Study Sub-population of patients (n=50) with more progressed/active disease profile (baseline ARR >1) most closely mirrors SPMS patients 73% relapse free Significant improvement in disability (p=0.05) 56% reduction in ARR 88% reduction in whole-brain atrophy 56% Data Provide Support for Phase IIb Program in SPMS

36 patients treated in three clinical trials Promising efficacy observed Disease stabilization in 80% of patients at two years Significant reduction in relapse rates Well-tolerated, no SAEs Secondary Progressive MS: Clinical Overview

Tovaxin Stabilizes Disease in SPMS *A small percentage of patients showed an improvement (i.e. decrease in progression) **Historical control: ESIMS Study, published Hommes Lancet 2004 80% * 20% 40% 0% 20% 40% 60% 80% 100% Tovaxin (n = 35) Historical Disease Progression Percentage of Patients Stable Progressed Stabilization vs.Historical Progression ** 80% of subjects had no disease progression by EDSS at 2 years

Phase I/II Clinical Trial Results Annualized Relapse Rate (ARR) Number of Relapses (ARR) Patients (n=10) followed for 7,955 cumulative days (21.8 patient years) Only 1 patient experienced 1 relapse One relapse observed in 21 years of cumulative patient follow up Phase I/II Clinical Trial Results Change in MSIS Scores at 2 years

0.9% 1.2% 2.1% -5.1% -6.0% -4.0% -2.0% 0.0% 2.0% 4.0% Physical Psychological 12 Month (n=10) 18-24 Month (n=7) Negative percentage change indicates improvement from baseline Following two years of treatment, no worsening of physical condition and improvement in psychological condition

SPMS Phase IIb Trial Design Double-blind, 1:1 randomized, placebo-controlled 180 Patients  SPMS population Up to 30 sites in USA and Canada Efficacy Endpoints Sustained progression measured by EDSS Whole-brain atrophy T2 lesions progressing to hypointense lesions (black holes) Change in EDSS (disability) Annualized Relapse Rate (ARR) 2 years of treatment and assessment Initiation 1H’2012, subject to securing necessary resources; Completion 2H’2014

Regulatory Path Fast Track designation granted for Tovaxin in SPMS in November 2011 Potential for streamlined clinical development path to approval (i.e., single pivotal study) Rapid trial accrual possible due to limited treatment options

Milestones and Goals Secured $8.5 million financing to advance clinical trials (Q1’11 ) Presented Tovaxin Phase IIb data at the American Academy of Neurology (AAN) Meeting (Q2’11 ) Executed strategic agreements with the American Red Cross and the Blood Group Alliance, Inc. (Q2’11 ) Initiated the design and development of a proprietary Web-based system to manage patient and product flow throughout future clinical trials (Q2’11 ) Furthered discussions with Health Canada’s Biologics and Genetics Therapies Directorate to secure approval for future clinical trial development in Canada (Q3’11 ) FDA Fast Track approval for Tovaxin in SPMS (Q4’11 ) Secure resources to advance clinical development and initiate 24-month Phase IIb SPMS clinical trial in North America Initiate discussions with European Medicines Agency (EMA) for future pivotal studies Evaluate expansion of platform to other autoimmune indications and geographical territories

Financial Highlights Basic Shares Outstanding 23 M Fully Diluted 35 M Current Market Capitalization ~$30 M 52 week range $1.01-$2.99 Cash Position (9/30/11) $8.6 M

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